UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            July 31, 2007

          MORGAN STANLEY CAPITAL I INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-38	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code        (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On July 31, 2007, a pooling and servicing agreement dated as of July 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer and securities administrator (the “Master Servicer”), and LaSalle Bank National Association as trustee (the “Trustee”) and as a custodian.  The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2007-12 (the “MSM 2007-12 Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-12 (the “Certificates”).  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-P, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-X, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 3-A-9, Class 3-A-10, Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14, Class 3-A-15, Class 3-A-16, Class 3-A-17, Class 3-A-18, Class 3-A-19, Class 3-A-20, Class 3-A-21, Class 3-A-22, Class 3-A-23, Class 3-A-24, Class 3-A-25, Class 3-A-26, Class 3-A-27, Class 3-A-28, Class 3-A-29, Class 3-A-30, Class 3-A-31, Class 3-A-32, Class 3-A-33, Class 3-A-34, Class 3-A-35, Class 3-A-36, Class 3-A-37, Class 3-A-38, Class 3-A-39, Class 3-A-40, Class 3-A-41, Class 3-A-42, Class 3-A-P, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-X, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of July 27, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The remaining classes of the Certificates, designated as Class B-4, Class B-5, Class B-6 and Class P (collectively, the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of July 31, 2007 (the “Certificate Purchase Agreement”).

LaSalle Bank National Association and Wells Fargo Bank, National Association (each, a “Custodian” and together, the “Custodians”) will each act as a Custodian of the mortgage loan files of the MSM Mortgage Loans.  Wells Fargo Bank, National Association will act as a Custodian under a Custodial Agreement, dated as of July 1, 2007, among Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), Morgan Stanley Credit Corporation (“MSCC”), the Trustee, the Master Servicer and Wells Fargo Bank, National Association, as Custodian (the “Custodial Agreement”).  LaSalle Bank National Association will act as a Custodian pursuant to the Pooling and Servicing Agreement.

The mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from MSMCH as seller pursuant to a mortgage loan purchase agreement dated as of July 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”).  Certain of the mortgage loans were acquired by MSMCH from (i) MSCC as seller pursuant to a mortgage loan purchase agreement dated as of April 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 (the “MSCC AAR”) among the Registrant, MSMCH, MSCC and the Trustee (collectively, the “MSCC

Purchase Agreements”), (ii) GreenPoint Mortgage Funding, Inc. (“GreenPoint”) as seller and servicer pursuant to a Fifth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, GreenPoint and the Trustee (collectively, the “GreenPoint Purchase and Servicing Agreements”), and (iii) Indymac Bank, F.S.B. (“Indymac”) as seller pursuant to a Mortgage Loan Purchase and Warranties Agreement, dated as of September 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 (the “Indymac AAR”) among the Registrant, MSMCH, Indymac and the Trustee (collectively, the “Indymac Purchase Agreements”).  The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCH via mortgage loan purchase agreements with originators from each of whom MSMCH purchased mortgage loans that constitute less than 10% of the MSM Mortgage Loans in any collateral allocation group (the “Underlying Purchase Agreements”, and together with the MSCC Purchase Agreements, the GreenPoint Purchase and Servicing Agreements and the Indymac Purchase Agreements, the “Purchase Agreements”).

Each of the Purchase Agreements contains representations and warranties made by the related seller (MSCC, GreenPoint, Indymac or an originator whose loans constitute less than 10% of the MSM Mortgage Loans in any collateral allocation group) to MSMCH and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCH.

The MSMCH Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCH to the Depositor with respect to the Mortgage Loans sold by MSMCH to the Depositor.

Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMAC LLC”) pursuant to a servicing agreement dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007 (collectively, the “GMAC LLC Servicing Agreements”).  The remaining loans are serviced by either (i) Saxon Mortgage Services, Inc. pursuant to a Servicing Agreement dated as of July 1, 2007, as amended by an Assignment, Assumption and Recognition Agreement, dated as of July 1, 2007 (collectively, the “Saxon Servicing Agreements”), (ii) MSCC pursuant to an Amended and Restated Master Servicing Agreement, dated as of February 1, 2004, as amended by the MSCC AAR (collectively, the “MSCC Servicing Agreements”), (iii) GreenPoint pursuant to the GreenPoint Purchase and Servicing Agreements, (iv) Indymac pursuant to a Servicing Agreement, dated as of September 1, 2006, as amended by the Indymac AAR (collectively, the “Indymac Servicing Agreements”) or (v) Wachovia Bank, National Association pursuant to a First Amended and Restated Seller’s Purchase, Warranties and Servicing Agreement, dated as of June 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2007 among the Registrant, MSMCH, Wachovia and the Trustee (collectively, the “Wachovia Servicing Agreements”, and together with the Saxon Servicing Agreements, the MSCC Servicing Agreements, the GreenPoint Purchase and Servicing Agreements and the Indymac Servicing Agreements, collectively, the “Servicing Agreements”).

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreements and the Custodial Agreement have been described in a Prospectus Supplement filed on July 31, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2007-12.  The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Custodial Agreement, the Purchase and Servicing Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 3, 2007

MORGAN STANLEY CAPITAL I INC.

Date	By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Executive Director